UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

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FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

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Date of Report (Date of earliest event reported):  January 18, 2024

TURNONGREEN, INC.

(Exact name of registrant as specified in its charter)

Imperalis Holding Corp.

(Former name or former address, if changed since last report)

Nevada	000-52140	20-5648820
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

1421 McCarthy Blvd., Milpitas, CA 95035

(Address of principal executive offices) (Zip Code)

(510) 657-2635

(Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐     Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐     Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐     Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐     Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act: None.

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.03	Amendments to Articles of Incorporation; Change in Fiscal Year

Articles of Incorporation Amendment

On December 21, 2023, TurnOnGreen, Inc. (the “Company”), filed an amendment its Articles of Incorporation (the “Amendment”) with the Nevada Secretary of State to change the Company’s name to from “Imperalis Holding Corp.” to “TurnOnGreen, Inc.” effective as of January 15, 2024.

The Company has also filed an Issuer Company-Related Action Notification Form with FINRA to reflect the name change and applied for a new stock symbol and is awaiting approval of both corporate actions.

The foregoing description does not purport to be complete and is qualified in its entirety by reference to the complete text of the Amendment, which is attached hereto as Exhibit 3.1, and incorporated herein by reference.

Bylaws Amendment

On January 11, 2024, the board of directors of the Company determined that it was in the best interests of the Company and its shareholders to amend and restate the Amended and Restated Bylaws of the Company (the “Prior Bylaws”), and by resolution authorized, approved and adopted the Second Amended and Restated Bylaws of the Company (the “Second Amended and Restated Bylaws”). The Second Amended and Restated Bylaws became effective on January 11, 2024.

The only change to the Bylaws was to the name of the Company. There are no other substantive or non-substantive changes to the Second Amended and Restated Bylaws from the Prior Bylaws.

The foregoing description of the Second Amended and Restated Bylaws does not purport to be complete and is qualified in its entirety by reference to the complete text of the Second Amended and Restated Bylaws, which is attached hereto as Exhibit 3.2, and incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits:

Exhibit No.	Description

3.1	Certificate of Amendment filed with the Nevada Secretary of State on December 21, 2023.

3.2	Amended and Restated Bylaws of the Company as of January 11, 2024.

101	Pursuant to Rule 406 of Regulation S-T, the cover page is formatted in Inline XBRL (Inline eXtensible Business Reporting Language).

104	Cover Page Interactive Data File (embedded within the Inline XBRL document and included in Exhibit 101).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TURNONGREEN, INC.

Dated: January 18, 2024	/s/ Amos Kohn
Amos Kohn Chief Executive Officer and Chairman